UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2015

Date of reporting period :	March 1, 2014 — February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual report
2|28|15

A world of investing.®

Putnam INVESTMENTS

10 CENTS
THREE CENTS
4¢
U.S.POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Financial statements	19
Federal tax information	44
Shareholder meeting results	45
About the Trustees	46
Officers	48

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 9, 2015

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. The small-cap universe is large and can change quickly, and many promising smaller companies fail to capture Wall Street's attention. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund's manager, Eric Harthun, looks for stocks issued by companies that he considers to be undervalued or that appear to have improving businesses or a catalyst that may unlock their value. Events such as a change in management, restructuring, or a new product often have this effect. In addition, Eric considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, he also carefully considers each stock's risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company's growth potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Putnam Small Cap Value Fund holdings have spanned sectors and industries over time.

1999

Tidewater

Supplier of transportation and support services to the offshore oil industry

2001

Tupperware

Manufacturer of food storage products

2002

Ikon Office Solutions

Supplier of copying, printing, and multifunction hardware and software technology

2004

Brookline Bancorp

Owner and operator of Brookline Savings Bank branches in the Boston area

2007

UAP (United Agri Products)

Distributor of commercial agricultural products (chemicals, fertilizer, and seeds) and services

2013

Southwest Gas

Distributor and transporter of natural gas

Identified holdings were held during the year indicated; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–28.

2 Small Cap Value Fund

Small Cap Value Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

The fund — class A shares before sales charge
Putnam Small Cap Value Fund (PSLAX)
Fund's benchmark
Russell 2000 Value Index
Fund's Lipper peer group average
Small-Cap Value Funds
9.93
10.14
11.02
5.64
7.13
7.63
14.88
13.97
14.22
15.30
15.32
14.90
3.40
3.96
4.06
LIFE OF FUND
(since 4/13/99)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Small Cap Value Fund

Interview with your fund’s portfolio manager

Eric N. Harthun, CFA

Eric, what was the market environment like for small-cap stocks during the 12-month period ended February 28, 2015?

U.S. small-cap stocks continued to advance during the reporting period, but those gains were tempered by several headwinds. Geopolitical tensions in Ukraine, the Middle East, and northern Africa, as well as slowing growth in Europe and China, unnerved investors, who moved out of higher-risk equity and credit assets into lower-risk investments. At other times, the accommodative monetary policies of central banks around the globe reassured investors, who in turn felt more comfortable holding higher-risk assets.

One of the more notable themes during the second half of the reporting period was the sharp decline in oil prices. The price of oil dropped more than 40% from June to December, when it hit a five-year low. The declines were largely in response to greater oil supplies combined with reduced energy demand. Although lower oil prices acted like a tax rebate, putting more money into U.S. consumers’ pockets, they had a negative effect on most stocks in the energy sector and were a primary cause of the market’s volatility at that time. The strong U.S. dollar was another defining factor in the closing months of the period. The U.S. dollar advanced against other currencies due to solid U.S. growth, prospects for the first rise in U.S. interest rates in nearly a decade, weak global growth, and falling oil prices, which

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Small Cap Value Fund     5

hurt commodity-driven emerging-market economies such as Brazil, Mexico, and Russia.

At its policy-setting meetings, the Federal Reserve took close stock of these developments. Citing improvement in the U.S. labor market, however, the Fed terminated its quantitative easing program in October 2014. With one lever of the central bank’s “emergency” policies terminated and the Fed concerned about the misallocation of cheap capital, investors became preoccupied with the timing of the Fed’s first increase in its benchmark short-term interest rate.

How did Putnam Small Cap Value Fund perform in this environment?

For the 12 months ended February 28, 2015, the fund delivered a positive return at net asset value but lagged its benchmark, the Russell 2000 Value Index, and the average return of its Lipper peer group. Stock selection was positive across all but two sectors [financials and utilities]. The effects of our sector allocation — a residual of the investment process and not any overarching strategy to over- or underweight sectors — contributed to the fund’s underperformance relative to its benchmark. Within financials, the majority of our underperformance was attributable to an underweight exposure to real estate investment trusts. We have been concerned about valuations in this asset class for some time, as yield-hungry investors bid up their prices. The quest for yield resulted in rising prices within the utilities sector as well, and our underweight allocation to that sector also contributed to the fund’s relative underperformance.

Which holdings contributed positively to performance for the reporting period?

Two of the fund’s holdings in the information technology sector were rewarding. The fund’s investments in Spansion, a producer of NOR flash systems that are typically

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 2/28/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Small Cap Value Fund

“We are cautious and have a
moderately defensive bias in the
portfolio.”

Eric Harthun

used in automobiles and industrial systems, rallied on the announcement that it was being purchased by Cypress Semiconductor. Described as a merger of equals, Spansion’s stock rallied on the news, as the deal was widely expected to be accretive to earnings.

Mattson Technology, which designs, manufactures, and distributes semiconductor wafer processing equipment, has been very successful in taking market share from competitors in an environment of growing DRAM and NAND memory spending. This past January, the company reported a 49% increase in net revenue for calendar 2014.

Which stocks proved most disappointing?

Website builder Web.com Group has been a strong performer in the portfolio for several years. However, during the reporting period, the company missed earnings targets and subsequently lowered its forward guidance versus Wall Street estimates based on the impact of increased competition. Web.com is a highly leveraged company, for which we did not see a clear path to rising earnings, and we sold the stock. In the energy sector, the stock of Willbros Group suffered in the wake of falling oil prices and selling pressure resulting from uncertainty surrounding the near-term outlook for the industry. We sold the holding before the end of the period.

The fund’s investments in The Bancorp, a financial services company specializing in private-label banking and technology solutions to non-bank companies, weighed on performance. We held the bank due to its position as a leader in prepaid cash cards

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Value Fund     7

and its stock valuation, which we considered attractive relative to its earnings potential and card fee-generation business. However, in the middle of 2014, Bancorp announced that it was under a consent order from regulators relating to the bank’s key prepaid card-servicing business that required it to substantially increase its loan-loss provisions — potentially stunting growth for multiple quarters, in our opinion. These developments were surprising, and we subsequently sold the position.

How did the plunge in oil prices reverberate across the small-cap universe?

While falling oil prices had a significantly negative effect on energy stocks during the period, they had more subtle effects on other areas of the small-cap universe. For example, the universe includes a number of smaller, regional banks and specialty finance companies, including those in Texas and along the Marcellus Shale region (i.e., the Appalachian Basin). These entities had experienced significant earnings growth arising from loans to energy companies and other businesses dependent on the energy sector, such as hotels used to house oil-field workers. As research and development spending in energy declined, however, these banks fell in value. Late in 2014, we sold a number of these financial names as we became increasingly concerned that oil prices posed a significant risk to their earnings. With the reduced exposure to these vulnerable banks, fund performance was not significantly affected.

The fall in oil prices also had an impact on other sectors. Generally speaking, consumers of energy benefited from the price fall. Within the industrials sector, airlines and truckers performed particularly well as a key input cost to their business models decreased by more than half. Similarly, falling oil prices had a material impact on consumer discretionary stocks, as the market viewed each dollar

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Small Cap Value Fund

saved per gallon of gas consumed as money in the pocket of the consumer.

Ultimately, we are bottom-up investors and do not position the portfolio based on top-down influences such as energy prices. However, we do consider the impact that changes in energy prices may have on a company’s earnings.

What can investors expect from small-cap stocks in a rising rate environment, particularly in the early stages of a tightening cycle?

Simply put, we have not experienced an economic cycle such as this, with rates at current historically low levels. On the one hand, the markets may believe that the Fed will only start to raise rates once the economy is doing very well. In this scenario, we would expect earnings to be strong and the net effect of a rate increase to be moderate. On the other hand, since valuations are high following a multiyear bull market caused by low rates, we recognize that an increase in rates could have a negative impact on market returns.

Small-cap stocks tend to be more sensitive to market moves. Therefore, we believe that a dramatic downturn in the markets could have an amplified effect on companies within the small-cap universe. That said, we would also expect a rise in interest rates could lead to further appreciation of the U.S. dollar, which would make U.S. exports more expensive to foreign buyers. Small companies on the whole (though there are notable exceptions) tend to be more domestically focused than their larger multinational peers. Thus, we believe that their earnings may be less affected by a rising U.S. dollar.

As fundamental investors, we evaluate stocks on a name-by-name basis rather than rotating sectors based on macroeconomic forecasting or other top-down influences. That said, we are cautious and have a moderately defensive bias in the portfolio. This is particularly the case within the largest sector in the Russell 2000 Value Index, the financials sector, where we analyze each stock’s exposure to rates on a stock-by-stock basis.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Small Cap Value Fund     9

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with gains expected in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     Small Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	9.93%	9.52%	9.62%	9.62%	9.12%	9.12%	9.39%	9.14%	9.65%	10.18%	10.19%	10.18%
10 years	73.06	63.11	65.53	65.53	60.60	60.60	64.63	58.87	68.80	77.58	77.79	77.48
Annual average	5.64	5.01	5.17	5.17	4.85	4.85	5.11	4.74	5.37	5.91	5.92	5.90
5 years	100.05	88.55	92.73	90.73	92.77	92.77	95.05	88.22	97.39	102.63	102.87	102.52
Annual average	14.88	13.52	14.02	13.79	14.03	14.03	14.30	13.48	14.57	15.17	15.20	15.16
3 years	53.28	44.46	49.76	46.76	49.89	49.89	50.88	45.60	52.01	54.46	54.65	54.38
Annual average	15.30	13.05	14.41	13.64	14.44	14.44	14.70	13.34	14.98	15.60	15.64	15.57
1 year	3.40	–2.55	2.60	–2.33	2.68	1.70	2.85	–0.75	3.14	3.76	3.81	3.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Small Cap Value Fund     11

Comparative index returns For periods ended 2/28/15

	Russell 2000 Value Index	Lipper Small-Cap Value Funds category average*
Annual average (life of fund)	10.14%	11.02%
10 years	99.13	110.28
Annual average	7.13	7.63
5 years	92.26	95.06
Annual average	13.97	14.22
3 years	53.35	51.95
Annual average	15.32	14.90
1 year	3.96	4.06

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/15, there were 301, 255, 211, 149, and 63 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investmentb ($9,425 after sales charge)

Cumulative total return from 2/28/05 to 2/28/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,553 and $16,060, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,887. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,880, $17,758, $17,779 and $17,748, respectively.

12     Small Cap Value Fund

Fund price and distribution information For the 12-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.116		$0.011	$0.041	$0.050		$0.091	$0.162	$0.178	$0.158
Capital gains
Long-term gains	0.502		0.502	0.502	0.502		0.502	0.502	0.502	0.502
Short-term gains	—		—	—	—		—	—	—	—
Total	$0.618		$0.513	$0.543	$0.552		$0.593	$0.664	$0.680	$0.660
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
2/28/14	$15.45	$16.39	$13.28	$13.29	$14.22	$14.74	$15.25	$15.98	$15.99	$15.95
2/28/15	15.34	16.28	13.10	13.09	14.06	14.57	15.12	15.90	15.90	15.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(11/1/13)	(11/1/13)	(1/3/01)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	9.95%	9.54%	9.65%	9.65%	9.13%	9.13%	9.41%	9.16%	9.67%	10.21%	10.21%	10.20%
10 years	78.27	68.02	70.67	70.67	65.40	65.40	69.60	63.67	73.82	83.12	83.23	82.92
Annual average	5.95	5.33	5.49	5.49	5.16	5.16	5.42	5.05	5.68	6.24	6.24	6.22
5 years	87.15	76.39	80.24	78.24	80.18	80.18	82.52	76.14	84.68	89.74	89.85	89.53
Annual average	13.35	12.02	12.50	12.25	12.50	12.50	12.79	11.99	13.05	13.67	13.68	13.64
3 years	51.20	42.51	47.76	44.76	47.79	47.79	48.79	43.58	49.99	52.34	52.43	52.17
Annual average	14.78	12.53	13.90	13.12	13.91	13.91	14.16	12.82	14.47	15.06	15.09	15.02
1 year	2.68	–3.22	1.93	–2.97	1.87	0.89	2.16	–1.42	2.35	3.00	3.05	2.93

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Small Cap Value Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 2/28/14	1.41%	2.16%	2.16%	1.91%	1.66%	1.07%*	0.97%*	1.16%
Annualized expense ratio for the six-month period ended 2/28/15†	1.17%	1.92%	1.92%	1.67%	1.42%	0.87%	0.77%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.20%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Other expenses for the class R5 and R6 shares have been annualized.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.85	$9.57	$9.58	$8.33	$7.09	$4.35	$3.85	$4.60
Ending value (after expenses)	$1,014.90	$1,010.80	$1,011.60	$1,012.20	$1,013.40	$1,016.00	$1,017.10	$1,016.40

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Small Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.86	$9.59	$9.59	$8.35	$7.10	$4.36	$3.86	$4.61
Ending value (after expenses)	$1,018.99	$1,015.27	$1,015.27	$1,016.51	$1,017.75	$1,020.48	$1,020.98	$1,020.23

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     Small Cap Value Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Value Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Small Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund     19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value as of February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 9, 2015

20     Small Cap Value Fund

The fund’s portfolio 2/28/15

COMMON STOCKS (82.8%)*	Shares	Value
Aerospace and defense (1.3%)
Engility Holdings, Inc.	50,613	$1,827,129
Huntington Ingalls Industries, Inc.	10,304	1,456,264
Vectrus, Inc. †	44,000	1,399,640
		4,683,033
Air freight and logistics (0.5%)
Park-Ohio Holdings Corp.	31,937	1,844,362
		1,844,362
Auto components (1.9%)
Goodyear Tire & Rubber Co. (The)	64,100	1,713,393
Modine Manufacturing Co. †	123,200	1,596,672
Remy International, Inc.	83,200	1,902,784
Stoneridge, Inc. †	123,940	1,431,507
		6,644,356
Automobiles (0.4%)
Winnebago Industries, Inc.	59,300	1,376,353
		1,376,353
Banks (13.1%)
Ameris Bancorp	86,923	2,274,775
Banc of California, Inc.	109,358	1,194,189
Chemical Financial Corp.	84,313	2,544,566
CVB Financial Corp. S	89,600	1,402,240
Eagle Bancorp, Inc. †	45,190	1,678,809
First Connecticut Bancorp, Inc.	56,600	841,076
First Merchants Corp.	106,700	2,407,152
First NBC Bank Holding Co. †	43,474	1,422,469
First of Long Island Corp. (The)	27,004	662,678
Fulton Financial Corp.	199,200	2,410,320
German American Bancorp, Inc.	36,700	1,053,657
Hanmi Financial Corp.	90,900	1,793,457
Investors Bancorp, Inc.	147,108	1,688,800
Lakeland Financial Corp.	43,200	1,686,528
National Bank Holdings Corp. Class A	34,938	651,244
NBT Bancorp, Inc.	45,457	1,091,423
Old National Bancorp	168,000	2,367,120
Pacific Premier Bancorp, Inc. †	120,100	1,895,178
Popular, Inc. (Puerto Rico) †	53,520	1,846,975
ServisFirst Bancshares, Inc.	72,594	2,333,171
Simmons First National Corp. Class A	17,576	719,737
Southside Bancshares, Inc.	52,800	1,515,888
State Bank Financial Corp.	69,700	1,421,880
Sterling Bancorp	156,100	2,141,692
Talmer Bancorp, Inc. Class A	96,481	1,363,277
Tristate Capital Holdings, Inc. †	149,500	1,448,655
WesBanco, Inc.	49,300	1,614,082
Western Alliance Bancorp †	46,400	1,317,296
Wintrust Financial Corp.	45,700	2,152,013
		46,940,347

Small Cap Value Fund     21

COMMON STOCKS (82.8%)* cont.	Shares	Value
Biotechnology (1.0%)
Emergent BioSolutions, Inc. †	78,321	$2,347,280
PDL BioPharma, Inc. S	189,500	1,322,710
		3,669,990
Building products (1.1%)
Continental Building Products, Inc. †	67,943	1,417,291
NCI Building Systems, Inc. †	42,362	713,376
PGT, Inc. †	178,300	1,813,311
		3,943,978
Capital markets (0.7%)
Cowen Group, Inc. Class A †	399,454	2,113,112
Silvercrest Asset Management Group, Inc. Class A	24,959	348,677
		2,461,789
Chemicals (2.9%)
Cabot Corp.	33,800	1,525,056
Innophos Holdings, Inc.	29,200	1,638,996
LSB Industries, Inc. †	13,000	488,540
Minerals Technologies, Inc.	29,597	2,167,388
OM Group, Inc.	58,953	1,697,257
Orion Engineered Carbons SA (Luxembourg)	90,100	1,483,046
RPM International, Inc.	29,900	1,511,445
		10,511,728
Commercial services and supplies (2.7%)
ARC Document Solutions, Inc. †	188,600	1,595,556
Deluxe Corp.	35,000	2,329,250
Ennis, Inc.	70,421	982,373
Knoll, Inc.	105,600	2,241,888
Performant Financial Corp. †	161,961	850,295
Pitney Bowes, Inc.	65,500	1,517,635
		9,516,997
Communications equipment (0.8%)
Alliance Fiber Optic Products, Inc.	67,400	1,105,360
Polycom, Inc. †	132,600	1,832,532
		2,937,892
Construction and engineering (1.3%)
Comfort Systems USA, Inc.	107,400	2,008,380
EMCOR Group, Inc.	31,000	1,364,930
Orion Marine Group, Inc. †	130,600	1,332,120
		4,705,430
Construction materials (0.4%)
CaesarStone Sdot-Yam, Ltd. (Israel) S	23,736	1,552,572
		1,552,572
Consumer finance (1.1%)
Encore Capital Group, Inc. † S	50,540	2,020,084
PRA Group, Inc. † S	35,400	1,773,186
		3,793,270
Containers and packaging (0.5%)
Berry Plastics Group, Inc. †	50,668	1,738,419
		1,738,419
Distributors (0.5%)
Core-Mark Holding Co., Inc.	24,732	1,739,154
		1,739,154
Diversified consumer services (0.6%)
Carriage Services, Inc.	91,600	2,105,884
		2,105,884

22     Small Cap Value Fund

COMMON STOCKS (82.8%)* cont.	Shares	Value
Diversified financial services (0.2%)
Gain Capital Holdings, Inc.	66,300	$629,187
		629,187
Diversified telecommunication services (0.5%)
Iridium Communications, Inc. † S	195,900	1,876,722
		1,876,722
Electric utilities (2.4%)
Empire District Electric Co. (The)	98,800	2,504,580
IDACORP, Inc.	26,700	1,671,954
PNM Resources, Inc.	92,700	2,646,585
Portland General Electric Co.	46,900	1,748,901
		8,572,020
Electronic equipment, instruments, and components (1.6%)
Newport Corp. †	103,400	2,063,864
Plexus Corp. †	43,100	1,734,775
SYNNEX Corp.	24,500	1,868,125
		5,666,764
Energy equipment and services (0.2%)
Tidewater, Inc.	22,500	634,500
		634,500
Food and staples retail (0.7%)
SpartanNash Co.	91,090	2,418,440
		2,418,440
Food products (0.3%)
Sanderson Farms, Inc. S	13,700	1,167,377
		1,167,377
Gas utilities (0.7%)
Southwest Gas Corp.	45,600	2,611,056
		2,611,056
Health-care equipment and supplies (0.7%)
Alere, Inc. †	56,600	2,573,602
		2,573,602
Health-care providers and services (1.1%)
Ensign Group, Inc. (The)	40,949	1,804,622
Providence Service Corp. (The) †	43,600	2,005,600
		3,810,222
Hotels, restaurants, and leisure (0.8%)
Intrawest Resorts Holdings, Inc. †	107,606	1,015,801
Marriott Vacations Worldwide Corp.	25,410	1,932,685
		2,948,486
Household durables (0.6%)
Installed Building Products, Inc. †	104,156	1,816,481
UCP, Inc. Class A †	29,662	269,924
		2,086,405
Independent power and renewable electricity producers (0.5%)
Dynegy, Inc. †	64,600	1,800,402
		1,800,402
Insurance (7.6%)
Allied World Assurance Co. Holdings AG	74,500	3,013,525
American Financial Group, Inc.	37,732	2,377,116
AMERISAFE, Inc.	37,100	1,541,134
Endurance Specialty Holdings, Ltd.	25,600	1,627,392
Hanover Insurance Group, Inc. (The)	35,500	2,493,520
Maiden Holdings, Ltd. (Bermuda)	168,300	2,408,373
National General Holdings Corp.	80,700	1,501,020

Small Cap Value Fund     23

COMMON STOCKS (82.8%)* cont.	Shares	Value
Insurance cont.
PartnerRe, Ltd.	26,800	$3,068,600
Patriot National, Inc. †	122,631	1,656,745
Reinsurance Group of America, Inc. Class A	36,419	3,252,581
Stancorp Financial Group	29,300	1,938,488
Validus Holdings, Ltd.	57,213	2,382,349
		27,260,843
Internet software and services (1.5%)
j2 Global, Inc.	35,700	2,400,825
Monster Worldwide, Inc. †	148,766	999,708
Perficient, Inc. †	100,800	2,003,904
		5,404,437
IT Services (1.0%)
Convergys Corp.	109,200	2,440,620
Global Cash Access Holdings, Inc. †	141,200	1,003,932
		3,444,552
Leisure products (0.7%)
Smith & Wesson Holding Corp. † S	178,700	2,417,811
		2,417,811
Machinery (1.3%)
Briggs & Stratton Corp.	86,800	1,808,912
Navistar International Corp. † S	35,041	1,020,044
Oshkosh Corp.	38,600	1,883,294
		4,712,250
Media (1.2%)
Live Nation Entertainment, Inc. †	55,600	1,422,804
Madison Square Garden Co. (The) Class A †	13,700	1,073,395
MDC Partners, Inc. Class A	75,950	1,976,219
		4,472,418
Metals and mining (1.1%)
AK Steel Holding Corp. † S	241,870	1,069,065
Century Aluminum Co. †	36,600	694,302
Globe Specialty Metals, Inc.	127,195	2,117,797
		3,881,164
Multi-utilities (0.4%)
Avista Corp.	43,200	1,473,120
		1,473,120
Oil, gas, and consumable fuels (3.8%)
Aegean Marine Petroleum Network, Inc. (Greece) S	124,515	1,825,390
Bill Barrett Corp. † S	56,800	570,272
Callon Petroleum Co. †	144,084	1,054,695
DHT Holdings, Inc. (Bermuda)	103,700	715,530
Energen Corp.	24,800	1,603,072
EP Energy Corp. Class A †	100,300	1,128,375
Gulfport Energy Corp. †	22,100	1,012,401
Midstates Petroleum Co., Inc. † S	179,400	191,958
Scorpio Tankers, Inc.	221,518	1,918,346
SM Energy Co.	25,300	1,227,556
Stone Energy Corp. †	48,900	828,366
Teekay Tankers, Ltd. Class A (Bermuda) S	150,900	882,765
Whiting Petroleum Corp. †	20,213	683,806
		13,642,532

24     Small Cap Value Fund

COMMON STOCKS (82.8%)* cont.	Shares	Value
Pharmaceuticals (1.1%)
Medicines Co. (The) † S	34,600	$995,269
POZEN, Inc. †	188,700	1,383,171
Sucampo Pharmaceuticals, Inc. Class A † S	91,012	1,399,765
		3,778,205
Professional services (1.3%)
Heidrick & Struggles International, Inc.	79,200	1,896,048
Kforce, Inc.	70,700	1,668,520
On Assignment, Inc. †	29,400	1,123,374
		4,687,942
Real estate investment trusts (REITs) (7.3%)
AG Mortgage Investment Trust, Inc.	88,100	1,657,161
American Assets Trust, Inc.	41,101	1,685,963
CBL & Associates Properties, Inc.	90,500	1,811,810
Cherry Hill Mortgage Investment Corp.	87,638	1,551,193
Colony Financial, Inc.	78,700	1,984,027
Education Realty Trust, Inc.	34,164	1,197,790
EPR Properties	28,000	1,708,280
Healthcare Trust of America, Inc. Class A	33,450	928,238
iStar Financial, Inc. †	171,900	2,277,675
MFA Financial, Inc.	194,460	1,547,902
One Liberty Properties, Inc.	46,770	1,107,514
Piedmont Office Realty Trust, Inc. Class A	55,000	1,008,150
RAIT Financial Trust S	267,300	1,970,001
Summit Hotel Properties, Inc.	249,914	3,281,371
Two Harbors Investment Corp.	165,000	1,722,600
ZAIS Financial Corp.	44,100	785,862
		26,225,537
Real estate management and development (0.4%)
RE/MAX Holdings, Inc. Class A	40,920	1,340,539
		1,340,539
Road and rail (1.1%)
Quality Distribution, Inc. †	174,149	1,913,898
Ryder System, Inc.	21,900	2,058,381
		3,972,279
Semiconductors and semiconductor equipment (3.0%)
Advanced Energy Industries, Inc. †	82,300	2,190,826
FormFactor, Inc. †	194,300	1,908,026
Mattson Technology, Inc. †	318,735	1,523,553
Pericom Semiconductor Corp.	61,800	964,080
Spansion, Inc. Class A †	54,300	1,959,144
Xcerra Corp. †	230,000	2,088,400
		10,634,029
Software (1.7%)
AVG Technologies NV (Netherlands) †	86,600	1,954,562
Glu Mobile, Inc. †	215,900	1,085,977
Mentor Graphics Corp.	71,100	1,668,006
TiVo, Inc. †	124,800	1,395,264
		6,103,809

Small Cap Value Fund     25

COMMON STOCKS (82.8%)* cont.	Shares	Value
Specialty retail (1.0%)
Ascena Retail Group, Inc. †	77,500	$1,038,500
Express, Inc. †	63,500	877,570
Office Depot, Inc. †	183,900	1,723,143
		3,639,213
Technology hardware, storage, and peripherals (1.8%)
BancTec, Inc. 144A CVR F	160,833	—
Logitech International SA (Switzerland) S	135,810	2,007,272
QLogic Corp. †	188,800	2,833,888
Quantum Corp. †	932,200	1,519,486
		6,360,646
Thrifts and mortgage finance (2.7%)
BofI Holding, Inc. †	18,300	1,617,720
Meta Financial Group, Inc.	48,900	1,744,263
NMI Holdings, Inc. Class A †	162,900	1,189,170
Provident Financial Services, Inc.	130,700	2,378,740
United Financial Bancorp, Inc.	94,282	1,168,154
Walker & Dunlop, Inc. †	86,200	1,381,786
		9,479,833
Trading companies and distributors (1.7%)
H&E Equipment Services, Inc.	72,900	1,784,592
Rush Enterprises, Inc. Class A †	64,400	1,798,692
Stock Building Supply Holdings, Inc. †	85,188	1,322,970
Titan Machinery, Inc. † S	80,000	1,153,597
		6,059,851
Total common stocks (cost $251,566,289)		$295,951,747

INVESTMENT COMPANIES (3.7%)*	Shares	Value
American Capital, Ltd. †	143,600	$2,096,560
Hercules Technology Growth Capital, Inc.	144,755	2,250,940
Solar Capital, Ltd.	112,404	2,261,568
TCP Capital Corp. S	137,719	2,286,135
TPG Specialty Lending, Inc.	116,000	2,150,640
TriplePoint Venture Growth BDC Corp.	147,737	2,196,849
Total investment companies (cost $12,978,391)		$13,242,692

SHORT-TERM INVESTMENTS (16.2%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	21,866,414	$21,866,414
Putnam Short Term Investment Fund 0.10% L	36,101,320	36,101,320
Total short-term investments (cost $57,967,734)		$57,967,734

TOTAL INVESTMENTS
Total investments (cost $322,512,414)	$367,162,173

26     Small Cap Value Fund

Key to holding’s abbreviations
CVR Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $357,220,616.
†	This security is non-income-producing.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Small Cap Value Fund     27

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$27,430,080	$—	$—
Consumer staples	3,585,817	—	—
Energy	14,277,032	—	—
Financials	118,131,345	—	—
Health care	13,832,019	—	—
Industrials	44,126,122	—	—
Information technology	40,552,129	—	—**
Materials	17,683,883	—	—
Telecommunication services	1,876,722	—	—
Utilities	14,456,598	—	—
Total common stocks	295,951,747	—	—
Investment companies	13,242,692	—	—
Short-term investments	36,101,320	21,866,414	—
Totals by level	$345,295,759	$21,866,414	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
**Value of Level 3 security is $—.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28     Small Cap Value Fund

Statement of assets and liabilities 2/28/15
ASSETS
Investment in securities, at value, including $20,041,391 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $264,544,680)	$309,194,439
Affiliated issuers (identified cost $57,967,734) (Notes 1 and 5)	57,967,734
Dividends, interest and other receivables	782,812
Receivable for shares of the fund sold	16,223,953
Receivable for investments sold	3,125,520
Prepaid assets	25,175
Total assets	387,319,633
LIABILITIES
Payable for investments purchased	6,894,709
Payable for shares of the fund repurchased	784,625
Payable for compensation of Manager (Note 2)	161,073
Payable for investor servicing fees (Note 2)	97,431
Payable for custodian fees (Note 2)	7,596
Payable for Trustee compensation and expenses (Note 2)	108,584
Payable for administrative services (Note 2)	1,059
Payable for distribution fees (Note 2)	86,257
Collateral on securities loaned, at value (Note 1)	21,866,414
Other accrued expenses	91,269
Total liabilities	30,099,017
Net assets	$357,220,616

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$311,212,139
Undistributed net investment income (Note 1)	—
Accumulated net realized gain on investments (Note 1)	1,358,718
Net unrealized appreciation of investments	44,649,759
Total — Representing net assets applicable to capital shares outstanding	$357,220,616
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund     29

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($172,363,445 divided by 11,236,970 shares)	$15.34
	Offering price per class A share (100/94.25 of $15.34)*	$16.28
	Net asset value and offering price per class B share ($3,397,599 divided by 259,304 shares)**	$13.10
	Net asset value and offering price per class C share ($17,701,043 divided by 1,352,730 shares)**	$13.09
	Net asset value and redemption price per class M share ($1,524,425 divided by 108,390 shares)	$14.06
	Offering price per class M share (100/96.50 of $14.06)*	$14.57
	Net asset value, offering price and redemption price per class R share ($772,305 divided by 51,071 shares)	$15.12
	Net asset value, offering price and redemption price per class R5 share ($12,110 divided by 761 shares)†	$15.90
	Net asset value, offering price and redemption price per class R6 share ($13,128,733 divided by 825,500 shares)	$15.90
	Net asset value, offering price and redemption price per class Y share ($148,320,956 divided by 9,350,364 shares)	$15.86
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

30     Small Cap Value Fund

Statement of operations Year ended 2/28/15
INVESTMENT INCOME
Dividends (net of foreign tax of $33,051)	$5,499,196
Interest (including interest income of $23,510 from investments in affiliated issuers) (Note 5)	23,596
Securities lending (Note 1)	258,613
Total investment income	5,781,405
EXPENSES
Compensation of Manager (Note 2)	2,013,577
Investor servicing fees (Note 2)	637,006
Custodian fees (Note 2)	26,898
Trustee compensation and expenses (Note 2)	12,568
Distribution fees (Note 2)	643,014
Administrative services (Note 2)	8,123
Other	308,892
Total expenses	3,650,078
Expense reduction (Note 2)	(23,093)
Net expenses	3,626,985
Net investment income	2,154,420

Net realized gain on investments (Notes 1 and 3)	2,669,501
Net unrealized appreciation of investments during the year	6,145,536
Net gain on investments	8,815,037
Net increase in net assets resulting from operations	$10,969,457

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund     31

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 2/28/15	Year ended 2/28/14
Operations:
Net investment income	$2,154,420	$760,148
Net realized gain on investments	2,669,501	34,914,577
Net unrealized appreciation of investments	6,145,536	22,443,735
Net increase in net assets resulting from operations	10,969,457	58,118,460
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,271,722)	(1,036,846)
Class B	(2,950)	(3,666)
Class C	(54,140)	(32,324)
Class M	(5,116)	(3,330)
Class R	(4,259)	(2,588)
Class R5	(109)	(65)
Class R6	(142,975)	(66)
Class Y	(1,294,315)	(760,790)
From net realized long-term gain on investments
Class A	(5,503,055)	(659,576)
Class B	(134,990)	(19,418)
Class C	(662,877)	(64,694)
Class M	(51,367)	(6,276)
Class R	(23,493)	(2,251)
Class R5	(339)	(41)
Class R6	(403,220)	(41)
Class Y	(4,112,174)	(358,900)
Redemption fees (Note 1)	—	2,360
Increase from capital share transactions (Note 4)	56,464,239	79,964,339
Total increase in net assets	53,766,595	135,134,287
NET ASSETS
Beginning of year	303,454,021	168,319,734
End of year (including undistributed net investment income of $— and $—, respectively)	$357,220,616	$303,454,021

The accompanying notes are an integral part of these financial statements.

32     Small Cap Value Fund

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Small Cap Value Fund     33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
February 28, 2015	$15.45	.09	.42	.51	(.12)	(.50)	(.62)	—	—	$15.34	3.40	$172,363	1.18	.60	54
February 28, 2014	12.05	.05	3.51	3.56	(.10)	(.06)	(.16)	—[d]	—	15.45	29.58	171,473	1.21	.33	68
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	(.01)	—[d]	—	12.05	14.40	133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	(.03)	—[d]	.01[e]	10.54	(.46)	135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	—[d]	—	—[d]	—[d]	—	10.62	31.13	162,096	1.30	.20	68
Class B
February 28, 2015	$13.28	(.02)	.35	.33	(.01)	(.50)	(.51)	—	—	$13.10	2.60	$3,398	1.93	(.16)	54
February 28, 2014	10.39	(.05)	3.01	2.96	(.01)	(.06)	(.07)	—[d]	—	13.28	28.55	4,215	1.96	(.41)	68
February 28, 2013	9.15	—[d]	1.24	1.24	—	—	—	—[d]	—	10.39	13.55	3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—[d]	.01[e]	9.15	(1.19)	4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—[d]	—	9.26	30.24	5,471	2.05	(.54)	68
Class C
February 28, 2015	$13.29	(.02)	.36	.34	(.04)	(.50)	(.54)	—	—	$13.09	2.68	$17,701	1.93	(.15)	54
February 28, 2014	10.41	(.05)	3.02	2.97	(.03)	(.06)	(.09)	—[d]	—	13.29	28.58	14,732	1.96	(.43)	68
February 28, 2013	9.17	—[d]	1.24	1.24	—	—	—	—[d]	—	10.41	13.52	9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—[d]	.01[e]	9.17	(1.19)	9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—[d]	—	9.28	30.15	10,927	2.05	(.54)	68
Class M
February 28, 2015	$14.22	.01	.38	.39	(.05)	(.50)	(.55)	—	—	$14.06	2.85	$1,524	1.68	.10	54
February 28, 2014	11.11	(.02)	3.22	3.20	(.03)	(.06)	(.09)	—[d]	—	14.22	28.87	1,460	1.71	(.16)	68
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—[d]	—	11.11	13.83	1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—[d]	.01[e]	9.76	(.91)	1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—[d]	—	9.85	30.46	1,544	1.80	(.30)	68
Class R
February 28, 2015	$15.25	.05	.41	.46	(.09)	(.50)	(.59)	—	—	$15.12	3.14	$772	1.43	.35	54
February 28, 2014	11.91	.01	3.46	3.47	(.07)	(.06)	(.13)	—[d]	—	15.25	29.20	567	1.46	.07	68
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—[d]	—	11.91	14.08	381	1.53	.47	64
February 29, 2012	10.52	—[d]	(.09)	(.09)	—	—	—	—[d]	.01[e]	10.44	(.76)	303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—[d]	—	10.52	30.85	368	1.55	(.06)	68
Class R5
February 28, 2015	$15.98	.15	.43	.58	(.16)	(.50)	(.66)	—	—	$15.90	3.76	$12.88		.90	54
February 28, 2014†	14.98	.03	1.13	1.16	(.10)	(.06)	(.16)	—	—	15.98	7.78*	11	.29*	.22*	68
Class R6
February 28, 2015	$15.99	.16	.43	.59	(.18)	(.50)	(.68)	—	—	$15.90	3.81	$13,129.78		1.00	54
February 28, 2014†	14.98	.01	1.16	1.17	(.10)	(.06)	(.16)	—	—	15.99	7.87*	14,260	.25*	.08*	68
Class Y
February 28, 2015	$15.95	.14	.43	.57	(.16)	(.50)	(.66)	—	—	$15.86	3.68	$148,321.93		.86	54
February 28, 2014	12.44	.08	3.62	3.70	(.13)	(.06)	(.19)	—[d]	—	15.95	29.82	96,735.96		.51	68
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	(.04)	—[d]	—	12.44	14.70	20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	(.06)	—[d]	.01[e]	10.88	(.27)	14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—[d]	—	10.97	31.53	15,040	1.05	.46	68

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Small Cap Value Fund	Small Cap Value Fund	35

Financial highlights (Continued)

*Not annualized.

†For the period November 1, 2013 (commencement of operations) to February 28, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any. Also excludes acquired fund fees, if any (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

36     Small Cap Value Fund

Notes to financial statements 2/28/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2014 through February 28, 2015.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Value Index. As of April 30, 2014, the index was composed of companies having market capitalizations of between $17.3 million and $10.1 billion.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Small Cap Value Fund     37

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $21,866,414 and the value of securities loaned amounted to $20,527,448. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

38     Small Cap Value Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $621,166 to decrease distributions in excess of net investment income and $621,166 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$57,439,357
Unrealized depreciation	(13,009,432)
Net unrealized appreciation	44,429,925
Undistributed long-term gain	1,578,552
Cost for federal income tax purposes	$322,732,248

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Small Cap Value Fund     39

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$343,486
Class B	7,597
Class C	33,724
Class M	2,965
Class R	1,362
Class R5	16
Class R6	6,753
Class Y	241,103
Total	$637,006

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $831 under the expense offset arrangements and by $22,262 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $193, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

40     Small Cap Value Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$424,324
Class B	37,513
Class C	166,819
Class M	10,989
Class R	3,369
Total	$643,014

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,728 and $328 from the sale of class A and class M shares, respectively, and received $2,599 and $277 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$182,221,726	$159,999,285
U.S. government securities (Long-term)	—	—
Total	$182,221,726	$159,999,285

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/15		Year ended 2/28/14
Class A	Shares	Amount	Shares	Amount
Shares sold	2,055,957	$31,376,863	1,554,847	$21,973,421
Shares issued in connection with reinvestment of distributions	436,136	6,515,868	110,651	1,639,850
	2,492,093	37,892,731	1,665,498	23,613,271
Shares repurchased	(2,356,871)	(35,893,663)	(1,643,371)	(22,590,035)
Net increase	135,222	$1,999,068	22,127	$1,023,236

Small Cap Value Fund     41

	Year ended 2/28/15		Year ended 2/28/14
Class B	Shares	Amount	Shares	Amount
Shares sold	35,038	$459,338	71,530	$860,151
Shares issued in connection with reinvestment of distributions	10,525	134,619	1,763	22,495
	45,563	593,957	73,293	882,646
Shares repurchased	(103,741)	(1,356,831)	(118,068)	(1,371,617)
Net decrease	(58,178)	$(762,874)	(44,775)	$(488,971)

	Year ended 2/28/15		Year ended 2/28/14
Class C	Shares	Amount	Shares	Amount
Shares sold	374,455	$4,925,180	356,405	$4,334,751
Shares issued in connection with reinvestment of distributions	52,682	672,755	6,822	87,180
	427,137	5,597,935	363,227	4,421,931
Shares repurchased	(182,897)	(2,383,719)	(142,381)	(1,719,131)
Net increase	244,240	$3,214,216	220,846	$2,702,800

	Year ended 2/28/15		Year ended 2/28/14
Class M	Shares	Amount	Shares	Amount
Shares sold	10,547	$147,069	2,042	$26,433
Shares issued in connection with reinvestment of distributions	3,863	52,994	654	8,931
	14,410	200,063	2,696	35,364
Shares repurchased	(8,721)	(121,504)	(16,481)	(203,619)
Net increase (decrease)	5,689	$78,559	(13,785)	$(168,255)

	Year ended 2/28/15		Year ended 2/28/14
Class R	Shares	Amount	Shares	Amount
Shares sold	21,952	$330,949	10,262	$138,764
Shares issued in connection with reinvestment of distributions	1,883	27,752	331	4,839
	23,835	358,701	10,593	143,603
Shares repurchased	(9,952)	(149,494)	(5,354)	(73,797)
Net increase	13,883	$209,207	5,239	$69,806

	Year ended 2/28/15		For the period 11/1/13 (commencement of operations) to 2/28/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	58	$910	667	$10,000
Shares issued in connection with reinvestment of distributions	29	448	7	106
	87	1,358	674	10,106
Shares repurchased	—	—	—	—
Net increase	87	$1,358	674	$10,106

42     Small Cap Value Fund

	Year ended 2/28/15		For the period 11/1/13 (commencement of operations) to 2/28/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	40,877	$651,553	900,080	$14,092,124
Shares issued in connection with reinvestment of distributions	35,284	546,195	7	107
	76,161	1,197,748	900,087	14,092,231
Shares repurchased	(142,527)	(2,247,813)	(8,221)	(126,739)
Net increase (decrease)	(66,366)	$(1,050,065)	891,866	$13,965,492

	Year ended 2/28/15		Year ended 2/28/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,848,560	$92,912,819	6,152,848	$88,694,046
Shares issued in connection with reinvestment of distributions	344,715	5,325,849	72,258	1,105,547
	6,193,275	98,238,668	6,225,106	89,799,593
Shares repurchased	(2,906,434)	(45,463,898)	(1,776,362)	(26,949,468)
Net increase	3,286,841	$52,774,770	4,448,744	$62,850,125

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	703	92.4%	$11,178
Class R6	704	0.1%	$11,194

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$24,709,052	$107,299,243	$95,906,975	$23,510	$36,101,320
Totals	$24,709,052	$107,299,243	$95,906,975	$23,510	$36,101,320

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Value Fund     43

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,110,744 as a capital gain dividend with respect to the taxable year ended February 28, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,886 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

44     Small Cap Value Fund

Shareholder meeting results (Unaudited)

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
68,444,155	3,118,645	4,434,966	15,274,146
All tabulations are rounded to the nearest whole number.

Small Cap Value Fund     45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46     Small Cap Value Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2015, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Value Fund     47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

48     Small Cap Value Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Small Cap Value Fund     49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

50     Small Cap Value Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Small Cap Value Fund     51

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

52     Small Cap Value Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2015	$38,570	$ —	$4,285	$ —
February 28, 2014	$37,329	$ —	$4,200	$ —

For the fiscal years ended February 28, 2015 and February 28, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,285 and $4,200 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2015	$ —	$ —	$ —	$ —

February 28, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015